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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2004 (March 29, 2004)

KEY ENERGY SERVICES, INC.
(Exact name of registrant as specified in its charter)

Maryland (State of Incorporation)	1-8038 (Commission File Number)	04-2648081 (IRS Employer Identification No.)

6 Desta Drive
Midland, Texas 79705
(Address of Principal Executive Offices)

432/620-0300
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Item 5. Other Events and Required FD Disclosure

On March 29, 2004, Key Energy Services, Inc. (the "Company") announced that it would not file its Annual Report on Form 10-K by the March 30, 2004 extended deadline. The Company's press release, which is filed as an exhibit to this Form 8-K and incorporated herein by reference, announced, among other things, that the Company anticipated that its financial statements would require restatement, that users of the Company's financial statements should not rely on the Company's previously issued financial statements, and that the Company's Audit Committee has authorized independent investigations with the assistance of outside counsel as described in the release.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

  (c)
  Exhibits

    99.1 —    Press Release dated March 29, 2004

Item 12. Results of Operations and Financial Condition

On March 29, 2004, the Company announced that it would not file its Annual Report on Form 10-K by the March 30, 2004 extended deadline. The Company's press release, which is filed as an exhibit to this Form 8-K and incorporated herein by reference, announced, among other things, that the Company anticipated that its financial statements would require restatement, that users of the Company's financial statements should not rely on the Company's previously issued financial statements, and that the Company's Audit Committee has authorized independent investigations with the assistance of outside counsel as described in the release.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: March 29, 2004	KEY ENERGY SERVICES, INC.
	By:	/s/ ROYCE W. MITCHELL Royce W. Mitchell Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1 —	Press Release dated March 29, 2004

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SIGNATURE
EXHIBIT INDEX